Global Structured Finance


                                  CMSI 2003-8
                             30 YR FIXED RATE POOL
                           COLLATERAL SUMMARY REPORT


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General Pool Characteristics
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Pool Size:                   $300,152,592.14
Loan Count:                              628
Avg. Loan Balance:               $477,949.99
W.A. Orig. LTV:                        64.27%
W.A. Gross Coupon:                     5.851%
W.A. Orig. Term:                359.3 months
W.A. Rem. Term:                 357.9 months
Earliest Origin. Dat:             2002-05-13
Latest Origin. Date:              2003-07-28
% over 80 LTV:                          1.64%
Max. Zipcode Conc.:                     1.09%
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Scheduled Current
     Balance             Aggregate    Percent
     -------             ---------    -------
$149,999 or less        $1,044,599      0.35%
$150,000 - $199,999        525,049      0.17
$200,000 - $249,999        641,402      0.21
$250,000 - $299,999      1,070,059      0.36
$300,000 - $349,999     17,160,704      5.72
$350,000 - $399,999     58,801,569     19.59
$400,000 - $449,999     40,851,891     13.61
$450,000 - $499,999     50,435,263     16.80
$500,000 - $549,999     29,380,837      9.79
$550,000 - $599,999     23,288,229      7.76
$600,000 - $649,999     16,340,789      5.44
$650,000 - $699,999     27,980,081      9.32
$700,000 - $749,999      4,330,429      1.44
$750,000 - $799,999      4,627,494      1.54
$800,000 - $849,999      3,342,426      1.11
$850,000 - $899,999      2,659,354      0.89
$900,000 - $949,999      3,752,308      1.25
$950,000 - $999,999     11,920,109      3.97
$1,000,000-$1,049,999    2,000,000      0.67
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Total:                $300,152,592    100.00%
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Average: $477,949.99
Lowest: $71,917.41
Highest: $1,000,000.00
S.D.: $150,410.10
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Coupon                   Aggregate    Percent
------                   ---------    -------
4.501% - 5.000%           $131,947      0.04%
5.001% - 5.500%         14,707,682      4.90
5.501% - 6.000%        244,786,356     81.55
6.001% - 6.500%         39,600,823     13.19
6.501% - 7.000%            925,783      0.31
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Total:                $300,152,592    100.00%
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W.A.: 5.851
Lowest: 5.000
Highest: 7.000
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Property Type            Aggregate    Percent
-------------            ---------    -------
Detached House        $252,285,089     84.05%
Cooperative             21,392,253      7.13
Condo (1-4 stories)     10,152,150      3.38
2 -4 Family              6,710,518      2.24
Townhouse                5,323,833      1.77
Condo (>4 stories)       4,288,750      1.43
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Total:                $300,152,592    100.00%
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State                    Aggregate    Percent
-----                    ---------    -------
California            $107,595,067     35.85%
New York                60,589,213     20.19
Virginia                17,207,791      5.73
Illinois                13,641,283      4.54
New Jersey              12,225,388      4.07
Connecticut             10,833,570      3.61
Massachussetts          10,459,814      3.48
Missouri                 8,565,602      2.85
Maryland                 7,252,725      2.42
Colorado                 6,429,474      2.14
Florida                  6,022,203      2.01
Washington               4,683,508      1.56
Arizona                  4,063,667      1.35
Texas                    3,806,490      1.27
District of Columbia     3,650,024      1.22
Pennsylvania             2,733,789      0.91
Georgia                  2,610,682      0.87
North Carolina           2,558,816      0.85
South Carolina           2,482,507      0.83
Alabama                  2,468,332      0.82
Other                   10,272,649      3.42
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Total:                $300,152,592    100.00%
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Occupancy Status         Aggregate    Percent
----------------         ---------    -------
Primary               $291,292,472     97.05%
Secondary                8,115,402      2.70
Investor                   744,718      0.25
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Total:                $300,152,592    100.00%
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Original LTV             Aggregate    Percent
------------             ---------    -------
60.000% or less       $102,505,101     34.15%
60.001% - 70.000%       72,988,179     24.32
70.001% - 80.000%      119,738,354     39.89
80.001% - 90.000%        4,190,196      1.40
90.001% - 100.000%         730,762      0.24
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Total:                $300,152,592    100.00%
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W.A.: 64.27%
Lowest: 14.58%
Highest: 95.00%
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Units                    Aggregate    Percent
-----                    ---------    -------
1 Family              $293,442,075     97.76%
2 Family                 4,506,134      1.50
3 Family                 2,204,384      0.73
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Total:                $300,152,592    100.00%
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Origination Year         Aggregate    Percent
----------------         ---------    -------
2002                    $2,625,790      0.87%
2003                   297,526,802     99.13
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Total:                $300,152,592    100.00%
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Banc of America Securities LLC                                      Page 1 of 1